                                                                   EXHIBIT 99.6

                         INDEPENDENT AUDITORS' REPORT

The Stockholders
Schroeder Auto Carriers, Inc.:

  We have audited the accompanying balance sheet of Schroeder Auto Carriers, Inc. as of December 31, 1997 and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of Schroeder Auto Carriers, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of Schroeder Auto Carriers, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          /s/ KPMG Peat Marwick LLP

Denver, Colorado
August 13, 1998

                         SCHROEDER AUTO CARRIERS, INC.

                                 BALANCE SHEET


                        ASSETS
                                                       DECEMBER 31,  JUNE 30,
                                                           1997        1998
                                                       ------------ -----------
                                                                    (UNAUDITED)
Current assets:
 Cash.................................................  $   54,216  $  107,504
 Trade accounts receivable, net of allowance for
  doubtful accounts of $78,215 and $62,871,
  respectively........................................     736,954     744,798
 Accounts receivable from employees...................       4,207       8,381
 Prepaid expenses.....................................       3,300      39,309
                                                        ----------  ----------
    Total current assets..............................     798,677     899,992
 Property and equipment, net..........................     738,109   1,166,502
                                                        ----------  ----------
    Total assets......................................  $1,536,786  $2,066,494
                                                        ==========  ==========
         LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Current installments of long-term debt...............  $   25,087  $   93,852
 Accounts payable.....................................     116,068     158,287
 Accrued payroll and related costs....................      26,852      56,201
 Current portion of notes payable to related parties..     180,000     180,000
                                                        ----------  ----------
    Total current liabilities.........................     348,007     488,340
Long-term debt, excluding current installments........     101,895     340,882
Notes payable to related parties......................      25,000         --
                                                        ----------  ----------
    Total liabilities.................................     474,902     829,222
                                                        ----------  ----------
Stockholders' equity:
 Common stock, $1 par value. 700,000 shares
  authorized; 35,000 shares issued and outstanding....      35,000      35,000
 Retained earnings....................................   1,026,884   1,202,272
                                                        ----------  ----------
    Total stockholders' equity........................   1,061,884   1,237,272
                                                        ----------  ----------
    Total liabilities and stockholders' equity........  $1,536,786  $2,066,494
                                                        ==========  ==========


                See accompanying notes to financial statements.

                         SCHROEDER AUTO CARRIERS, INC.

                            STATEMENT OF OPERATIONS


                                                             SIX-MONTHS
                                            YEAR ENDED      ENDED JUNE 30
                                           DECEMBER 31, ----------------------
                                               1997        1997        1998
                                           ------------ ----------  ----------
                                                             (UNAUDITED)
Net revenue...............................  $5,799,071  $2,727,236  $3,168,786
Cost of revenue...........................   4,567,940   2,086,816   2,536,525
                                            ----------  ----------  ----------
    Gross profit..........................   1,231,131     640,420     632,261
Selling, general and administrative
 expenses.................................     888,887     395,454     395,870
                                            ----------  ----------  ----------
    Income from operations................     342,244     244,966     236,391
                                            ----------  ----------  ----------
Other income (expense):
 Interest expense.........................     (31,235)    (14,921)    (17,979)
 Gain on sale of assets...................       9,431         --          --
 Other....................................       3,507       2,602       1,021
                                            ----------  ----------  ----------
    Net income............................  $  323,947  $  232,647  $  219,433
                                            ==========  ==========  ==========



                See accompanying notes to financial statements.

                         SCHROEDER AUTO CARRIERS, INC.

                       STATEMENT OF STOCKHOLDERS' EQUITY


                                                                     TOTAL
                                             COMMON  RETAINED    STOCKHOLDERS'
                                              STOCK   EARNINGS       EQUITY
                                             ------- ----------  --------------
BALANCES AT JANUARY 1, 1997................. $35,000 $  767,293    $  802,293
Net income--1997............................     --     323,947       323,947
Distribution to stockholders................     --     (64,356)      (64,356)
                                             ------- ----------    ----------
BALANCES AT DECEMBER 31, 1997...............  35,000  1,026,884     1,061,884
Net income--six-months ended June 30, 1998
 (unaudited)................................     --     219,433       219,433
Distribution to stockholders--six-months
 ended June 30, 1998 (unaudited)............     --     (44,045)      (44,045)
                                             ------- ----------    ----------
BALANCE AT JUNE 30, 1998 (UNAUDITED)........ $35,000 $1,202,272    $1,237,272
                                             ======= ==========    ==========



                See accompanying notes to financial statements.

                         SCHROEDER AUTO CARRIERS, INC.

                            STATEMENT OF CASH FLOWS

                                                             SIX-MONTHS
                                             YEAR ENDED     ENDED JUNE 30
                                             DECEMBER 31 --------------------
                                                1997       1997       1998
                                             ----------- ---------  ---------
                                                             (UNAUDITED)
Cash flows from operating activities:
 Net income.................................  $ 323,947  $ 232,647  $ 219,433
 Adjustments to reconcile net income to net
  cash provided by operating activities:
  Depreciation..............................     69,682     33,393     43,104
  Gain on sale of assets....................     (9,431)       --         --
  Increase in trade accounts receivable.....   (178,667)   (99,663)   (12,018)
  Decrease in accounts receivable from
   employees................................      5,954        --         --
  Decrease (increase) in prepaid expenses...      6,899    (21,186)   (36,009)
  (Decrease) increase in accounts payable...    (54,881)   (60,531)    42,219
  Increase in accrued payroll and related
   costs....................................      9,507        492     29,349
                                              ---------  ---------  ---------
    Net cash provided by operating
     activities.............................    173,010     85,152    286,078
                                              ---------  ---------  ---------
Cash flows from investing activities:
 Proceeds from sale of assets...............     15,000        --         --
 Purchases of property and equipment........   (221,829)  (168,500)  (471,497)
                                              ---------  ---------  ---------
    Net cash used in investing activities...   (206,829)  (168,500)  (471,497)
                                              ---------  ---------  ---------
Cash flows from financing activities:
 Proceeds from long-term debt...............    142,000    142,000    450,512
 Principal payments on long-term debt.......   (139,646)   (41,077)  (142,760)
 Distributions to stockholders..............    (64,356)   (50,000)   (44,045)
 Proceeds from notes payable to related
  parties...................................    205,000    170,000        --
 Principal payments on notes payable to
  related parties...........................   (160,000)  (160,000)   (25,000)
                                              ---------  ---------  ---------
    Net cash (used in) provided by financing
     activities.............................    (17,002)    60,923    238,707
                                              ---------  ---------  ---------
    Net (decrease) increase in cash.........    (50,821)   (22,425)    53,288
Cash at beginning of period.................    105,037    105,037     54,216
                                              ---------  ---------  ---------
Cash at end of period.......................  $  54,216  $  82,612  $ 107,504
                                              =========  =========  =========
Supplemental disclosure of cash flow
 information--cash paid during the period
 for interest...............................  $  31,235  $  14,921  $  17,979
                                              =========  =========  =========


                See accompanying notes to financial statements.

                         SCHROEDER AUTO CARRIERS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

(1) DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 (a) Description of Business

  Schroeder Auto Carriers, Inc. (the Company) was founded in 1990 and provides vehicle transport services for auto auctions, leasing companies, auto dealers and individuals. The Company owns and operates approximately 35 vehicles throughout 27 states in the western region of the United States. The Company also uses, on a limited basis, independent contractors who have their own equipment. The independent contractors operate under a carrier agreement when performing transport services for the Company. The Company is headquartered in Henderson, Colorado and also maintains a satellite facility in Salt Lake City, Utah.

 (b) Revenue Recognition

  Revenue is recognized upon the delivery of the vehicles to their final destination. Expenses related to the generation of revenue are recognized as incurred.

 (c) Property and Equipment

  Property and equipment are stated at cost. Depreciation is determined for financial statement purposes using the straight-line method over the following estimated useful lives of the individual assets.

      Transportation equipment......................................... 15 years
      Vehicles.........................................................  5 years
      Office equipment.................................................  7 years

 (d) Income Taxes

  The Company operates as an S-corporation for federal and state income tax purposes and all corporate earnings flow through and are taxed solely at the stockholder level. Accordingly, no income tax expense has been recorded for the year ended December 31, 1997.

 (e) Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of sales and expenses during the reporting period. Actual results could differ significantly from those estimates.

 (f) Fair Value of Financial Instruments

  The carrying values of the Company's financial instruments, which are comprised mainly of receivables and payables, approximate their fair values.

 (g) Interim Financial Statements

  The interim financial information included in these financial statements is unaudited but reflects all adjustments (consisting of only normal recurring accruals) which are, in the opinion of management, necessary for a fair presentation of the results for the interim periods presented.

                         SCHROEDER AUTO CARRIERS, INC.

(2) PROPERTY AND EQUIPMENT

    Property and equipment at December 31, 1997 consists of the following:

   Transportation equipment.......................................... $ 845,138
   Vehicles..........................................................    62,144
   Office equipment..................................................    54,297
                                                                      ---------
       Total.........................................................   961,579
   Less: accumulated depreciation....................................  (223,470)
                                                                      ---------
                                                                      $ 738,109
                                                                      =========

  Depreciation of property and equipment in 1997 totaled $69,682.

(3) INDEBTEDNESS

  The Company has a note payable to First Security Bank payable in monthly installments of $2,958, including interest at 9%, maturing April 2002. The remaining balance on the note at December 31, 1997 is $126,982; $25,087 of which is classified in current liabilities.

  The Company has a note payable to stockholders of $180,000, payable in a lump sum on August 15, 1998. The note bears interest at 8.75% per annum which is paid monthly. In addition, the Company has a note payable to other related parties of $25,000, payable in a lump sum on June 1, 1999. The note bears interest at 10% per annum, paid monthly. For 1997, interest expense on the above notes was $18,250.

  Debt maturities at December 31 are as follows:

   1998................................................................ $205,087
   1999................................................................   52,441
   2000................................................................   30,017
   2001................................................................   32,830
   2002................................................................   11,607
                                                                        --------
     Total............................................................. $331,982
                                                                        ========

(4) LEASES

  The Company leases their main facility from a related party. The lease is a non-cancelable operating lease with future minimum lease payments at December 31, 1997 as follows:

   Year ending December 31:
   1998............................................................. $   96,000
   1999.............................................................     96,000
   2000.............................................................     96,000
   2001.............................................................     96,000
   2002.............................................................     96,000
   Thereafter.......................................................  1,264,000
                                                                     ----------
     Total minimum lease payments................................... $1,744,000
                                                                     ==========

  Total rent expense for 1997, all of which was paid to a related party, was $96,900.

                         SCHROEDER AUTO CARRIERS, INC.

(5) INCOME TAXES

  As the Company uses accelerated methods of depreciation for income tax purposes, the recorded values of property and equipment are approximately $423,000 higher than those used for tax purposes at December 31, 1997. Depreciation expense reported for tax purposes for 1997 was approximately $152,000 higher than the amount recorded for book purposes. The tax basis of all other assets and liabilities does not differ materially from their recorded values at December 31, 1997.

(6) CONTINGENT LIABILITIES

  Various claims arise against the Company during the normal course of business. In the opinion of management, liabilities, if any, arising from proceedings would not have a material effect on the financial statements.

(7) SUBSEQUENT EVENT

  On July 1, 1998 all of the outstanding stock of the Company was sold to United Road Service, Inc. The sales transaction will be accounted for as a purchase.